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                                                                 EXHIBIT 10.11.1

                             AMENDMENT NO. 2 TO THE
                            TRINITY INDUSTRIES, INC.
                         DEFERRED PLAN FOR DIRECTOR FEES

         Pursuant to the provisions of Article VII thereof, the Trinity Industries, Inc. Deferred Plan for Director Fees (the "Plan") is hereby amended effective as of December 13, 2001 in the following respect only:

         FIRST: Section (e) of Article 1 of the Plan is hereby amended by restatement in its entirety to read as follows:

         (e) "Annual Period" means the calendar year.

         SECOND: The third paragraph of the first paragraph of Article II of the Plan is amended by restatement in its entirety to read as follows:

                  Sums credited to the Account will accrue an interest equivalent from the date they are credited at a rate equal to the annual LIBOR rate plus 6 points, as of the first business day following each Adjustment Date.

         IN WITNESS WHEREOF, this Amendment has been executed this 13th day of December, 2001.

                                              TRINITY INDUSTRIES, INC.



                                              By  /s/ ILLEGIBLE
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